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                                                                   EXHIBIT 10.62




                        Baldwin Technology Company, Inc.
                                12 Commerce Drive
                                  P.O. Box 901
                             Shelton, CT 06484-0941
                                Tel: 203-402-1000
                                Fax: 203-402-5500


                                  July 11, 2003



Mr. Gerald A. Nathe
11448 Bronzedale Drive
Oakton, VA 22124

Dear Mr. Nathe:

         Pursuant to Paragraph 18 of our agreement dated March 19, 2001, as amended by our subsequent agreements dated February 26, 2002 and August 13, 2002 (the "Agreement"), which sets forth the terms of your employment with Baldwin Technology Company, Inc. (the "Company"), the Agreement is hereby further amended, effective July 1, 2003, as follows:

         1. Each of Paragraph 1, Paragraph 9D(i), and Paragraph 9D(v) of the Agreement are amended by deleting "Chairman of the Board", and inserting in its place "Chairman of the Board, President and Chief Executive Officer".

         2. Paragraph 1 of the Agreement is amended by deleting "oversee", and inserting in its place "direct and manage".

         3. Paragraph 2A of the Agreement is amended by deleting "two hundred fifty thousand dollars ($250,000)", and inserting in its place "three hundred thousand dollars ($300,000)".

         4. Paragraph 9(D)(ii) of the Agreement is amended by deleting the following:

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                           "provided, however, that you shall not have approved
                           such transaction, in your capacity as a director, by voting for it"

         5. Paragraph 9(D)(iii) of the Agreement is amended by deleting the following:

                           "that you shall not have approved such change in directors or acquisition, in your capacity as a shareholder or director, by voting for any of such new directors or for such acquisition and"

         6. Paragraph 9(G) is amended by deleting "August 5, 2003" and inserting in its place "August 5, 2005".

         As so amended by this letter agreement, the Agreement shall remain in full force and effect.

                                        Very truly yours,

                                        BALDWIN TECHNOLOGY COMPANY, INC.


                                        By:
                                             ---------------------------


AGREED TO AND ACCEPTED:


-----------------------
Gerald A. Nathe